EXHIBIT 10.12

WAIVER, dated as of June 26, 2006 (“Waiver”), executed in connection with the Credit Agreement, dated as of November 23, 2005, and entered into by and among MTM Technologies, Inc., a New York corporation ("MTM"), MTM Technologies (California), Inc., a Delaware corporation ("MTM-CA"), MTM Technologies (TEXAS), Inc., a Delaware corporation ("MTM-TX"), MTM Technologies (US), Inc., a Delaware corporation ("MTM-US"), MTM Technologies (Massachusetts), LLC, a Delaware limited liability company ("MTM-MA") and Info Systems, Inc., a Delaware corporation ("ISI", MTM, MTM-CA, MTM-TX, MTM-US, MTM-MA and ISI being collectively, the "Borrowers" and each a "Borrower"); Columbia Partners, L.L.C. Investment Management, as Investment Manager; and National Electrical Benefit Fund, as Lender. Terms which are capitalized in this Waiver and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

WHEREAS, the Borrowers have requested that the Investment Manager and the Lender (i) waive as an Event of Default the violation by the Borrowers of the financial covenant contained in Section 6.3(b) of the Credit Agreement (the “Consolidated Fixed Charge Coverage Ratio”) for the period of four fiscal quarters ending on March 31, 2006, and (ii) waive compliance by the Borrowers with the Consolidated Fixed Charge Coverage Ratio until the end of the four fiscal quarters ending on June 30, 2007, and the Investment Manager and the Lender has agreed to the foregoing request on the terms contained in this Waiver;

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section One.   Waiver.

(a)    The Borrowers have advised the Investment Manager and the Lender that MTM has maintained a Consolidated Fixed Charge Coverage Ratio for the period of four fiscal quarters ended on March 31, 2006 of .57 to 1.00, in violation of Section 6.3 (b) of the Credit Agreement, which requires MTM to maintain a Consolidated Fixed Charge Coverage Ratio for such period of not less than .90 to 1.00. Such violation constitutes an Event of Default under Section 7.1(c) of the Credit Agreement. The Investment Manager and the Lender hereby waive such violation as an Event of Default.

(b)    The Borrowers have requested that the Investment Manager and the Lender waive compliance by the Borrowers with the provisions of Section 6.3(b) and the Consolidated Fixed Charge Coverage Ratio until the end of the four fiscal quarters ending on June 30, 2007. The Investment Manager and the Lender hereby waive compliance by the Borrowers with the provisions of Section 6.3(b) and the Consolidated Fixed Charge Coverage Ratio until the end of the four fiscal quarters ending on June 30, 2007.

(c)    Notwithstanding the foregoing waivers, nothing contained herein shall constitute a waiver by the Investment Manager or the Lender of any other Event of Default, whether or not they have any knowledge thereof, nor shall anything contained herein constitute a waiver of any future Event of Default whatsoever, except to the extend provided for in Section 1(b) above.

Section Two.   General Provisions.

(a)    Except as herein expressly amended, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

(b)    To induce the Investment Manager and the Lender to enter into this Waiver, the Borrowers, jointly and severally, represent and warrant to the Investment Manager and the Lender that except for the Event of Default set forth in Section One (a) hereof , no other Event of Default has occurred.

(c)    This Waiver embodies the entire agreement between the parties hereto with respect to the subject matter hereof and supercedes all prior agreements, commitments, arrangements, negotiations or understandings, whether written or oral, of the parties with respect thereto.

(d)    This Waiver shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the conflicts of law principles thereof.

IN WITNESS WHEREOF, the parties to this Waiver have signed below to indicate their agreement with the foregoing and their intent to be bound thereby.

COLUMBIA PARTNERS, L.L.C. INVESTMENT MANAGEMENT, as Investment Manager

By:	/s/	Jason Crist
Name:		Jason Crist
Title:	Managing Director

NATIONAL ELECTRICAL BENEFIT FUND, as Lender By: Columbia Partners, L.L.C. Investment Management, its Authorized Signatory

By:	/s/	Jason Crist
Name:		Jason Crist
Title:	Managing Director

MTM TECHNOLOGIES, INC., for itself and as Borrowing Agent, and as successor by merger with each of MTM Technologies (California), Inc., and MTM Technologies (Texas), Inc.

By:	/s/ Michael El-Hillow
Name:	Michael El-Hillow
Title:	Senior Vice President and Chief Financial Office

MTM TECHNOLOGIES (US), INC.

By:	/s/ Michael El-Hillow
Name:	Michael El-Hillow
Title:	Senior Vice President and Chief Financial Office

INFO SYSTEMS, INC.

By:	/s/ Michael El-Hillow
Name:	Michael El-Hillow
Title:	Senior Vice President and Chief Financial Office

MTM MASSACHUSETTS, LLC

By:	/s/ Michael El-Hillow
Name:	Michael El-Hillow
Title:	Senior Vice President and Chief Financial Office